                                                                   Exhibit 10.42

                            RESTATED LOAN AGREEMENT
                            -----------------------

     This Restated Loan Agreement (this "Agreement" or "Restated Loan Agreement") dated as of August 21, 2000, among Star Scientific, Inc., a Delaware corporation ("Star"), Star Tobacco and Pharmaceuticals, Inc., a Virginia corporation ("Star Tobacco"), and Brown & Williamson Tobacco Corporation, a Delaware corporation (the "Lender") individually a "Party" and collectively the "Parties".

     Recitals.  Star and Lender entered into a Loan Agreement dated October 12,
     --------
1999 whereby Lender agreed, subject to the terms and conditions therein contained, to lend Star $22,000,000. Lender has also advanced to Star $11,000,000 against future delivery of tobacco leaf and Lender has agreed to loan $4,950,000 to Star Tobacco provided that (i) Star Tobacco grants Lender a first priority security interest in Star Tobacco's Intellectual Property to secure the Obligations; (ii) Star Tobacco guarantee the payment of Star's primary or direct Obligations, (iii) Star guarantee the payment of Star Tobacco's primary or direct Obligations; (iv) the Leaf Purchase Advance is secured by the Collateral; and (v) the Collateral Documents secure all of the Obligations in the manner and priority set forth in Section 7.01.

                                  ARTICLE I.
                                  DEFINITIONS

     For the purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Barns" means the specially fabricated tobacco curing barns utilized by
      -----
Obligor to reduce the nitrosamine levels in tobacco.

     "Business Day" shall mean any day other than a Saturday, Sunday, or public
      ------------
or Lender holiday or the equivalent for Lenders generally under the laws of the State of Virginia.

     "B&W Affiliates" shall have the meaning ascribed to it in the Master
      --------------
Agreement, as amended.

     "Collateral" shall mean the Star Collateral, the Star Tobacco Collateral,
      ----------
the Star Guaranty and the Star Tobacco Guaranty.

     "Collateral Documents" shall mean the Restated Star Tobacco Security
      --------------------
Agreement, the Star Tobacco Security Agreement and all related financing statements to each of the foregoing, the Star Guaranty and the Star Tobacco Guaranty.

     "Credit Facility C Advance" shall mean the advance by the Lender of Credit
      -------------------------
Facility C under the Loan to Star Tobacco.

     "Debt" shall mean (A) indebtedness for borrowed money or for the deferred
      ----
purchase price of property or services, (B) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (C) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (A) or (B) above, (D) liabilities incurred in respect of benefit commitments in excess of plan assets under pension plans.

     "Event of Default" shall have the meaning ascribed to it in Section 6.01
      ----------------
hereof.

     "GAAP" shall mean generally accepted accounting principals, consistently
      ----
applied.

     "Intellectual Property" shall mean [***]
      ---------------------

     "Intellectual Property Collateral" shall mean the Intellectual Property of
      --------------------------------
Star and Star Tobacco.

     "Leaf Purchase Advance" means the $11,000,000 previously advanced by B&W to
      ---------------------
Star as an advance payment against future delivery of Star Cure(TM) flue cured Tobacco pursuant to the Purchase Intention Commitments.

     "Loan Agreement" shall mean this Restated Loan Agreement.
      --------------

     "Loan" shall mean Leaf Purchase Advance and the term loans made and/or to
      ----
be made subject to the terms and conditions contained herein, evidenced by four separate credit facilities: (i) one to Star in the amount of $13,200,000 ("Credit Facility A"), (ii) one to Star in the amount of $8,800,000 ("Credit Facility B"), (iii) one to Star Tobacco in the amount of $4,950,000 ("Credit Facility C"), and (iv) one to Star in the amount of $11,000,000 to document and evidence the Leaf Purchase Advance ("Credit Facility D"), evidenced by Note A, Note B, Note C, and Note D respectively, and secured by the Collateral Documents.

     "Loan Documents" shall mean this Restated Loan Agreement, Note A, Note B,
      --------------
Note C, Note D and the Collateral Documents.

     "Master Agreement" shall mean an agreement dated October 11, 1999 between
      ----------------
Lender and Star, as amended, relating to, inter alia, the purchase of low-TSNA
                                          ----- ----
tobacco from Star by Lender [***].

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     "Note A" shall mean the promissory note executed by Star dated December 19,
      ------
1999 payable to Lender in the principal amount of $13,200,000, in the form attached hereto as Exhibit A.

     "Note B" shall mean the promissory note to be executed by Star in the event
      ------
that Credit Facility B is funded payable to the Lender in the principal amount of $8,800,000, in the form attached hereto as Exhibit B.

     "Note C" shall mean the promissory note executed by Star Tobacco dated as
      ------
of the date of this Restated Loan Agreement in the amount of $4,950,000 in the form attached hereto as Exhibit C.

     "Note D" shall mean the promissory note executed by Star dated as of the
      ------
date of this Restated Loan Agreement in the amount of $11,000,000 to evidence the Leaf Purchase Advance in the form attached hereto as Exhibit D.

     "Note" shall mean any of the Notes.
      ----

     "Notes" shall mean Note A, Note B, Note C and Note D.
      -----

     "Obligations"  means the obligation of each of the Obligors, either as a
      -----------
maker or as a guarantor: (A) to pay the principal of and any interest due on Note A, Note B (but only to the extent funded), Note C and Note D in accordance with the terms thereof and to satisfy all of its other liabilities to the Lender arising under the Loan Documents, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, including any extensions, modifications, renewals thereof and substitutions therefor; (B) to repay to the Lender all amounts advanced by the Lender hereunder or otherwise on behalf of the applicable Obligor in connection with the Loan, including, but without limitation, advances for the payment of insurance, repairs to or maintenance or storage of any of the Collateral; and (C) to reimburse the Lender, on demand, for all of the Lender's expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the enforcement of this Agreement and the documents required hereunder, including, without limitation, any proceeding brought or threatened to enforce payment of any of the obligations referred to in clauses (A) and (B) above.

     "Obligor" means either Star or Star Tobacco.
      -------

     "Obligors" means each of Star and Star Tobacco.
      --------

     "Person" shall mean any individual, corporation, partnership, trust,
      ------
unincorporated association, joint venture, joint stock company or other entity.

     "Prime Rate" shall mean that rate of interest published in The Wall Street
      ----------                                                ---------------
Journal in the Money Rates Section from time to time as the Prime Rate.
-------

     "Purchase Intention Commitments" means the letter [***]
      ------------------------------

     "Restated Star Security Agreement" shall mean the restated and amended
      --------------------------------
security agreement between Star and Lender dated as of the date of this Restated Loan Agreement in the form attached as Exhibit F.

     "Star Collateral" shall mean the property interests in Barns, leaf
      ---------------
inventory, Intellectual Property and proceeds thereof in which Star has granted Lender a security interest pursuant to the Restated Star Security Agreement.

     "Star Guaranty" shall mean the guaranty of payment by Star of Star
      -------------
Tobacco's direct and primary Obligations to Lender under this Restated Loan Agreement in the form attached as Exhibit G.

     "Star Tobacco Collateral" shall mean Star Tobacco's Intellectual Property
      -----------------------
and the proceeds thereof as more fully defined in the Star Tobacco Security Agreement.

     "Star Tobacco Guaranty Agreement" shall mean the guaranty of payment by
      -------------------------------
Star Tobacco of Star's obligations to Lender under this Restated Loan Agreement in the form attached as Exhibit H.

     "Star Tobacco Security Agreement" shall mean the security agreement between
      -------------------------------
Star Tobacco and Lender dated as of the date of this Restated Loan Agreement in the form attached hereto as Exhibit I.

     "Taxes" shall mean all federal, state and local income taxes payable by
      -----
Obligor during a specified period of time.

     "Unfunded Liabilities" shall have the meaning ascribed to it in Section
      --------------------
4.01(f) hereof.

     "Unmatured Event of Default" shall mean any event of condition which with
      --------------------------
passage of time or giving of notice or both would become or create an Event of Default.

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                  ARTICLE II.
                         AMOUNTS AND TERMS OF THE LOAN

     SECTION 2.01.  Credit Facilities. The Lender has previously fully funded
                    -----------------
Credit Facility A and Credit Facility D, and the Lender agrees, on the terms and conditions hereinafter set forth, including without limiting the generality of the foregoing, the conditions precedent set forth in Article III hereof, to make: (i) a one year term loan to Star Tobacco in the amount of $4,950,000 ("Credit Facility C") evidenced by Note C, and (ii) subject to the occurrence of certain conditions, the occurrence of which is solely in Lender's discretion, a term loan to Star in the amount of $8,800,000 ("Credit Facility B") evidenced by Note B, for the purpose of financing the acquisition of additional Barns by Star. The Obligors agree jointly and severally to repay the Obligations (to the extent funded) upon the terms and conditions and as required by the Loan Documents. No funds will be advanced by Lender to Star pursuant to Credit Facility B unless Lender gives Star [***].

     SECTION 2.02  Interest Rate and Payments of Interest.  Interest shall be
                   --------------------------------------
paid as follows:

          (a) Interest shall be due and payable as provided for in the Notes.

          (b) Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed, and shall be payable monthly on the outstanding principal balances as provided for in the Notes.

     SECTION 2.03.  Advances.  Each Obligor acknowledges that Credit Facilities
                    --------
A and D are fully funded.  Subject to fulfillment of applicable conditions in
Article III, Credit Facility C is being funded to Star Tobacco concurrently with the execution of this Restated Loan Agreement. Upon two (2) Business Days prior written notice to Lender, Star may request advances under Credit Facility B for the sole purpose of acquiring Barns at the rate of [***]. With the exception of the first and last advance under Note B, the minimum advance under Credit Facility B shall be [***]. Lender may disburse such advances directly to Star or on behalf of and for the account of Star directly to the manufacturer of the Barns.

     SECTION 2.04  Repayment of Principal.  The principal advanced and
                   ----------------------
outstanding under Credit Facility A, Credit Facility B, Credit Facility C and Credit Facility D shall be repaid as provided for in Note A, Note B, Note C and Note D respectively. Star will curtail or paydown Credit Facility D by delivering to Lender Star Flue Cured Tobacco from the year 2001 Flue cured crop pursuant to the Purchase Intention Commitments, as amended, on or

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

before December 31, 2001 and that only in the event Star fails to deliver such tobacco in accordance with the Purchase Intention Commitments, as amended, on or before December 31, 2001 will Credit Facility D be repaid in U.S. dollars.

     SECTION 2.05  Payment to the Lender.  All sums payable to the Lender
                   ---------------------
hereunder shall be paid directly to the Lender in immediately available funds by wire transfer to:

  [***].

     SECTION 2.06.  Prepayments.  Obligor may prepay the Loan in whole or in
                    -----------
part only on the dates for regularly scheduled principal and interest payments upon five (5) days prior written notice to Lender. Any amounts prepaid by Obligor may not be re-borrowed.

     SECTION 2.07.  Payment on Non-Business Days.  Whenever any payment to be
                    ----------------------------
made hereunder or under the Note shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the compensation of payment of interest.


                                 ARTICLE III.
                             CONDITIONS OF LENDING

     SECTION 3.01.  Condition Precedent to Credit Facility C.  The obligation of
                    ----------------------------------------
the Lender to make the Credit Facility C Advance is subject to the condition precedent that the Lender shall have received on or before the day of the request for the funding of the Credit Facility C Advance all of the following agreements, duly executed, and other documents, certificates and items, all of which shall be in form and substance satisfactory to Lender:

          (a) Note C and Note D;

          (b) The Restated Star Security Agreement, the Star Tobacco Security Agreement, together with such UCC financing statements or other documents as Lender shall deem necessary or appropriate, the Star Guaranty and the Star Tobacco Guaranty;

          (c) Copy of the certificate of authority to transact business in any jurisdiction in which the nature of each Obligor's activities require it to register as a foreign corporation in such jurisdiction;

          (d) Copy of the articles of incorporation of Star Tobacco, certified by the Clerk of the State Corporation Commission of Virginia;

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          (e) Copies of the bylaws of Star Tobacco, certified by the Secretary of Obligor;

          (f) Copies of a resolution of the board of directors of each Obligor, approving the Loan and the execution and delivery of the Loan Documents to which it is a party, certified by the Secretary of each Obligor;

          (g) A good standing certificate for Star from the Secretary of State of the State of Delaware;

          (h) A good standing certificate for Star Tobacco from the Clerk, State Corporation Commission of Virginia;

          (i) Legal opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to Obligors, in form reasonably acceptable to Lender's counsel;

          (j) UCC, judgment and Federal tax lien searches for each Obligor in such jurisdictions as Lender may request;

          (k) Signature and incumbency certificates with respect to each officer executing the Loan Documents on behalf of each Obligor; and

          (l) Such other documents or certificates as Lender shall reasonably require.

     SECTION 3.02.  Conditions Precedent to any Subsequent Advance.  The
                    ----------------------------------------------
obligation of the Lender to make any subsequent advance under Credit Facility B shall be subject to the satisfaction of the following additional conditions precedent on or before the date of the request for the funding of such advance:

          (a) the Lender shall have received a certificate signed by Obligor, dated the date of the request for the funding of the advance, stating that, as of such date, the following statements are true:

               (i) the representations and warranties contained in the Loan Documents are correct on and as of such date;

               (ii) no event has occurred and is continuing, or would result from the Loan, which constitutes an Event of Default or would constitute an Unmatured Event of Default, and

               (iii) the number of Barns being acquired with such advance and the serial numbers of such Barns.

               (b) the Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.

     SECTION 3.03.  Priority of Security Interests.  The security interests in
                    ------------------------------
the Collateral in favor of Lender to secure the Loan shall be perfected and a first priority on the Collateral

     SECTION 3.04.  Condition Precedent to Credit Facility B.  [***]
                    ----------------------------------------

                                  ARTICLE IV.
                        REPRESENTATIONS AND WARRANTIES

     SECTION 4.01.  Representations and Warranties of Obligors. Obligors jointly
                    ------------------------------------------
and separately represent and warrant to Lender as follows:

          (a) Each Obligor is duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business as a foreign corporation and in good standing in each jurisdiction where such qualification is necessary.

          (b) The execution, delivery and performance of the Loan Documents to which it is a party are within each Obligor's corporate powers, have been authorized by all necessary corporate action, does not contravene its (i) articles of incorporation or bylaws or (ii) any law or regulation binding on or affecting it, or any contractual restriction binding on or affecting it and
(iii) does not result in or require the creation of any lien, security interest or other charge of encumbrance (other than pursuant to the Loan Documents) upon or with respect to any of its properties.

          (c) No authorization, consent or approval or other action by, and no notice to or registration or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by each Obligor of any Loan Document to which it is a party.

          (d) This Agreement and all of the other Loan Documents to which each Obligor is a party are legal, valid and binding obligations of the respective Obligor enforceable against such Obligor in accordance with their respective terms.

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          (e) There is no material pending, or to the best of each Obligor's knowledge, threatened action or proceeding at law or in equity before any court, governmental agency, or arbitrator affecting either Obligor.

          (f) Each Obligor (i) is not party to any indenture, agreement or other instrument or subject to any restriction materially adversely affecting its business, properties, assets, operations or conditions (financial or otherwise), and (ii) is not in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

          (g) Each Obligor has obtained all material licenses, permits, franchises, or other governmental authorizations reasonably necessary for the ownership of its properties and the conduct of its business. Each Obligor possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue its business as heretofore conducted by it, without any conflict with the rights of any other person or entity.

          (h) Obligors have not received any communication from any Person that asserts that any Intellectual Property utilized by any Obligor is infringing the rights of any Person.

                                  ARTICLE V.
                           COVENANTS OF THE OBLIGORS

     SECTION 5.01.  Affirmative Covenants.  So long as any Obligation shall
                    ---------------------
remain unpaid each Obligor will, unless the Lender shall otherwise consent in writing:

          (a)  Maintain Corporation.  Do or cause to be done all things
               --------------------
necessary to preserve and keep in full force and effect its corporate existence, rights and franchises; continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition; and from time to time, make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

          (b) Compliance with Laws, Agreements, Etc.  Comply (i) in all material
              --------------------------------------
respects with all applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same becomes delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith, and strictly with all Loan Documents, and other material agreements and all governmental regulatory requirements.

          (c) Insurance.  Keep its insurable properties adequately insured and
              ---------
maintain (i) insurance against fire and other risks customarily insured against by companies engaged in the same or a similar business, (ii) necessary worker's compensation insurance, (iii) public liability, and (iv) such other insurance as may be required by law or as may be reasonably required in writing by the Lender, all of which insurance shall be in such amounts, containing such terms, in such form, for such purposes and written by such companies as may be satisfactory to the Lender. Each Obligor will deliver evidence satisfactory to the Lender that such insurance has been so procured and, with respect to casualty insurance, an endorsement to reflect that Lender is a loss payee. If Obligors, or either of them, fail to maintain satisfactory insurance as herein provided, the Lender shall have the option to do so, and Obligors agree to repay the Lender on demand, with interest at the rate of [***] per annum above the Prime Rate, on all amounts so expended by the Lender.

     SECTION 5.02.  Negative Covenants.  So long as any amount under the Loan
                    ------------------
shall remain unpaid, neither Obligor will, without the prior written consent of the Lender:

          (a) Liens, Etc.  Create or suffer to exist, any lien, security
              -----------
interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of the Collateral whether now owned or hereafter acquired, or assign, any right to receive income, in each case to secure any Debt of any Person, other than as created or assigned under the Loan Documents.

          (b) Debt.  Create or suffer to exist any Debt other than Debt under
              ----
the Loan Documents, and other Debt entered into in the ordinary course of business.

          (c) Mergers, Etc.  Merge or consolidate with or into, or convey,
              -------------
transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person or entity.

          (d) Sales, Etc. of Assets.  Sell, lease, transfer or otherwise dispose
              ---------------------
of any of its assets or any of its interests therein other than in the normal course of its business without the prior written consent of Lender (which consent may be conditioned upon using the proceeds of such sale or other disposition to prepay the Notes).

          (e) Maintenance of Licenses and Authorizations.  Take or fail to take
              ------------------------------------------
any action which shall result directly or indirectly in the suspension, revocation or termination of any license, franchise or other authorization held by Obligor and necessary for its operations.

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          (f) Extension of Credit.  Make loans, advances or extensions of credit
              -------------------
to any Person, except for sales on open account and in the ordinary course of business.

          (g) Guarantee Obligations.  Guarantee or otherwise in any way become
              ---------------------
or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, or agreement for the furnishing of funds of any other Person through the purchase of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments in the ordinary course of business for collection.

          (h) Prepayment of Debt.  Except as provided for in Section 2.06, make
              ------------------
any payment in reduction of the principal amount of any Debt (other than Debt evidenced by the Notes) in advance of the scheduled maturity of such Debt except in the ordinary course of business.

                                  ARTICLE VI.
                               EVENTS OF DEFAULT

     SECTION 6.01.  Events of Default.  If any of the following events ("Events
                    -----------------
of Default") shall occur and be continuing:

          (a) Any Obligor shall fail to pay: (i) the principal of any Note when due, or (ii) interest on the Note when due and such failure continues for more than 60 days after written notice from the Lender to the Obligor; or

          (b) Lender elects to terminate the Master Agreement pursuant to the provisions of Section 10.02(b), (c), or (d) thereof; or

          (c) A material cessation or stoppage by Star to deliver to any B&W Affiliates the quantities of Star Cure Tobacco ordered for such year;

Lender may accelerate all amounts due hereunder, and the same shall be immediately due and payable, without presentment, demand, protest, or further action of any kind, all of which are waived by the Borrowers.

                                 ARTICLE VII.
                                   SECURITY

     SECTION 7.01  Composition of the Collateral.  The Collateral, together with
                   -----------------------------
all of each Obligor's other property of any kind held by the Lender, shall stand as one general, continuing collateral security for all Obligations and may be retained by the Lender until all Obligations have been satisfied in full. The Collateral shall secure the Obligations as follows: (a) the Star Collateral shall first secure Obligations arising under Note A and Note B (to the extent funded) pari passu, and shall next secure Obligations arising under Note D and
        ---- -----
shall next secure Star's guaranty of Star Tobacco's Obligations arising under the Star Guaranty with respect to Note C; and (b) the Star Tobacco Collateral shall first secure Obligations arising under Note C, and shall next secure Star Tobacco's guaranty of Star's Obligations arising under the Star Tobacco Guaranty of Star with respect to Note B, and shall next secure Obligations arising under the Star Tobacco Guaranty with respect to Note A and Note D, pari passu. After
                                                             ---- -----
the payment of Note C and Note D and prior to the payment in full of the Obligations evidenced by Note A and Note B, Lender will forebear enforcing its security interest in the Intellectual Property Collateral so long as none of the Obligors are in a bankruptcy proceeding under Title 11 of the U.S. Code or other insolvency, reorganization or receivership proceeding, whether under state or federal law. If no Event of Default has occurred prior to January 1, 2003, Lender will release its security interest in the Intellectual Property Collateral effective as of such date. The provisions of this Section 7.01 supercede any conflicting provisions of the Restated Star Security Agreement and the Star Tobacco Security Agreement.

     SECTION 7.02  Rights in Property Held by the Lender.  As further security
                   -------------------------------------
for the prompt satisfaction of all Obligations, each Obligor hereby assigns, transfers and sets over to the Lender all of its right, title and interest in and to, and grants the Lender a lien on and a security interest in, all amounts that may be owing from time to time by the Lender to Obligor in any capacity, including, but without limitation, any account with the Lender, which lien and security interest shall be independent of any right of set-off which the Lender may have.

                                 ARTICLE VIII.
                                 MISCELLANEOUS

     SECTION 8.01.  Amendments, Etc.  No amendment or waiver of any provision of
                    ----------------
this Agreement or the Note, nor consent to any departure by Obligors, or either of them, therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instances and for the specific purpose for which given.

     SECTION 8.02.  Notices, Etc.  All notices and other communications provided
                    -------------
for hereunder shall be in writing (including telegraphic communication) and shall be effective when delivered or when mailed, postage prepaid, by United States certified or registered mail, return receipt requested, addressed as follows:

          If to Obligors:

          Star Scientific, Inc.
          801 Liberty Way
          Chester, VA  23836
          Attention: Jonnie R. Williams
          Telecopier No.:(804) 530-9257

          Star Tobacco & Pharmaceuticals, Inc.
          801 Liberty Way
          Chester, VA  23836
          Attention: Jonnie R. Williams
          Telecopier No.: (804) 530-9257

          with a copy to:

          Paul, Hastings, Janofsky & Walker LLP
          1299 Pennsylvania Avenue, N.W., 10th Fl.
          Washington, D.C.  20004-2400
          Attention:  Paul L. Perito, Esq.
          Telecopier No.:  (202) 508-9700

          and

          Paul, Hastings, Janofsky & Walker LLP
          600 Peachtree Street, Suite 2400
          Atlanta, Georgia  30308
          Attention:  W. Andrew Scott, Esq.
          Telecopier No.  (404) 815-2424

          And if to the Lender, to:

          Brown & Williamson Tobacco Corporation
          1500 Brown & Williamson Tower
          Louisville, KY 40232
          Attention:  [***]

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

          Telecopier No. (502) 568-7107

  with a copy to:

          Wiley, Rein & Fielding
          1776 K Street, N.W.
          Washington, D.C.  20006
          Attention:  Stuart F. Carwile
          Telecopier No. (202) 719-7049

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party.

     SECTION 8.03.  No Waiver; Remedies.  No failure on the part of the Lender
                    -------------------
to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies existing law, in equity or otherwise.

     SECTION 8.04.  Accounting Terms.  All accounting terms not specifically
                    ----------------
defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

     SECTION 8.05.  Right of Set-Off.  Upon the occurrence and during the
                    ----------------
continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all other indebtedness at any time owing by the Lender to or for the credit or the account of the Obligor against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand respecting such Obligations and although such Obligations may be unmatured. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

     SECTION 8.06  Binding Effect; Governing Law.  This Agreement shall be
                   -----------------------------
binding upon and inure to the benefit of Obligor and the Lender and their respective successors and assigns, except that Obligor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. This Agreement, the Note and the other Loan Documents (except where otherwise expressly so stated) shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

     SECTION 8.07  Petition Under 11 U.S.C. (S) 303.  Lender agrees to give
                   --------------------------------
Borrowers thirty (30) days advance written notice in the event that Lender intends to join in a petition seeking the involuntary bankruptcy of Borrowers or either of them under 11 U.S.C. (S) 303.

     SECTION 8.08  Counterparts.  This Restated Loan Agreement and any
                   ------------
amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                   SIGNATURE PAGE TO RESTATED LOAN AGREEMENT
                   -----------------------------------------


     IN WITNESS WHEREOF, the Obligor and the Lender have caused this Loan Agreement to be executed by their respective officers thereunto duly authorized, all as of the date first above written.


                              STAR SCIENTIFIC, INC.


                              By:____________________________________
                              Name:
                              Title:



                              STAR TOBACCO AND PHARMACEUTICALS, INC.


                              By:____________________________________
                              Name:
                              Title:



                              BROWN & WILLIAMSON TOBACCO CORPORATION


                              By:____________________________________
                              Name:
                              Title:

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.